UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2008
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 22, 2008, at the annual meeting of shareholders of Medco Health Solutions, Inc. (“Medco” or the “Company”), the shareholders approved the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). Article Fourth of the Certificate of Incorporation, as amended, increases the number of shares of Common Stock that Medco is authorized to issue from 1,000,000,000 to 2,000,000,000 shares. The number of shares of Preferred Stock that Medco is authorized to issue remains unchanged. The Certificate of Incorporation, which is discussed in the Company’s 2008 proxy statement, was filed in the State of Delaware on May 22, 2008.
A copy of the Certificate of Incorporation is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Medco Health Solutions, Inc., dated May 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
Date: May 23, 2008	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President, Pharmaceutical Contracting

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Medco Health Solutions, Inc., dated May 22, 2008.